Supplement dated November 3, 2021
to the Prospectus and Statement of Additional information (SAI) of the following fund (the Fund):
Fund	Prospectus and SAI Dated
Columbia Funds Variable Series Trust II
CTIVP ® - Wells Fargo Short Duration Government Fund	5/1/2021
Wells Fargo & Company (Wells Fargo) entered into a definitive sale agreement whereby Wells Fargo Asset Management (WFAM) was sold to a holding company affiliated with private funds of GTCR LLC and of Reverence Capital Partners, L.P and will no longer be an entity of Wells Fargo. The transaction closed on November 1, 2021, subject to customary closing conditions. Upon the closing of the sale transaction, WFAM announced that it will be changing its name to Allspring Global Investments. As such, upon close, all references to the entities known as Wells Capital Management Incorporated will be changed to Allspring Global Investments, LLC. Following the close of the transaction, product names will also be updated to reflect the Allspring name; therefore, all references to the Fund are hereby changed to CTIVP® - Allspring Short Duration Government Fund on or about December 6, 2021.
Shareholders should retain this Supplement for future reference.
C-3015-1 A (11/21)